                                                                    EXHIBIT 99


FOR IMMEDIATE RELEASE
                                  JULY 14, 2003


WINTON FINANCIAL CORPORATION

                     REPORTS A 7.6% INCREASE IN NET EARNINGS
                      FOR THE THIRD QUARTER OF FISCAL 2003

CINCINNATI, OHIO--WINTON FINANCIAL CORPORATION (AMEX: WFI) the parent of Winton Savings & Loan Co. reported net earnings of $1.5 million or $.32 per diluted share for the three months ended June 30, 2003, an increase of $104,000 or 7.6% over the $1.4 million or $.30 per diluted share in net earnings for the three months ended June 30, 2002. For the nine months ended June 30, 2003, net earnings totaled $4.7 million or $1.02 per diluted share, an increase of 23.1% as compared to net earnings of $3.8 million or $.84 per diluted share for the nine months ended June 30, 2002.

Robert L. Bollin, President of Winton Financial, cited the following highlights for the quarter and fiscal nine months ended:

o Mortgage banking income rose 209% or $690,000 quarter to quarter and $1.3 million or 87% for the nine months ended June 30, 2003.

o Annualized net earnings for the nine months ended June 30, 2003, represents a return on average equity of 14.9% and a return on average assets of 1.23%.

o The Company recently opened an expanded mortgage operations center. Our seventh full-service office is scheduled to open in August 2003, and a new lending office in the Eastern Cincinnati market will open in September 2003.

Winton Financial Corporation is publicly traded under the symbol "WFI" on the American Stock Exchange. At June 30, 2003, Winton's total assets were $517 million and the book value per share was $9.70. Winton Savings & Loan Co. operates six full-service offices in Hamilton County in Southwestern Ohio and a lending facility in Dearborn County, Indiana.


For Further Information Contact:
Robert L. Bollin, President
or
Gregory P. Niesen, Treasurer/Secretary
(Investor Relations)
513-385-3880 or www.wintonsavings.com



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                          WINTON FINANCIAL CORPORATION
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (In thousands, except share data)

                                                     June 30,       Sept. 30,
                                                       2003           2002
                                                   (Unaudited)
ASSETS

Cash and due from banks                             $   1,760       $   1,263
Interest-bearing deposits in other financial
 institutions                                          20,630          10,702
Investment securities available for
 sale - at market                                      18,451          13,095
Mortgage-backed securities available
 for sale - at market                                   2,170             197
Mortgage-backed securities held to
 maturity - at cost                                     4,776           5,761
Loans receivable - net                                451,110         456,977
Office premises and equipment - net                     4,840           3,571
Real estate acquired through foreclosure                1,916           2,462
Federal Home Loan Bank stock -  at cost                 8,075           7,828
Accrued interest receivable                             2,611           2,867
Prepaid expenses and other assets                         739             523
Intangible assets - net                                   112             158
Prepaid federal income taxes                             --               297

TOTAL ASSETS                                        $ 517,190       $ 505,701

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits                                            $ 344,306       $ 332,995
Advances from FHLB and other borrowings               123,134         126,427
Accounts payable on mortgage loans serviced
 for others                                               524             675
Advance payments by borrowers                           1,100           1,830
Other liabilities                                       2,401           2,091
Accrued federal income taxes                               80            --
Deferred federal income taxes                           1,478           1,667

TOTAL LIABILITIES                                     473,023         465,685

SHAREHOLDERS' EQUITY

Preferred stock - 2,000,000 shares without par
 value authorized; no shares issued                      --              --
Common stock - 18,000,000 shares of no par
 value authorized; 4,558,684 and 4,465,054
 shares issued at March 31, 2003 and September
 30, 2002, respectively                                  --              --
Additional paid-in capital                             11,004          10,321
Retained earnings - substantially restricted           32,692          29,360
Less 500 shares of treasury stock-at cost                  (5)             (5)
Unrealized gain on securities designated as
 available for sale, net of tax                           476             340

TOTAL SHAREHOLDERS' EQUITY                             44,167          40,016

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 517,190       $ 505,701


                          WINTON FINANCIAL CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                        (In thousands, except share data)
                                   (Unaudited)


                                             Nine months ended         Three months ended
                                                 June 30,                  June 30,
                                            2003          2002         2003          2002
Interest Income
  Loans                                    $23,066      $24,629      $ 7,472       $ 8,333
  Mortgage-backed securities                   210          223           76            67
  Investment securities                        310          484          118           153
  Interest-bearing deposits and other          357          306          120           106
    Total interest income                   23,943       25,642        7,786         8,659
Interest Expense
  Deposits                                   7,292        9,530        2,288         2,946
  Borrowings                                 5,199        5,291        1,707         1,817
    Total interest expense                  12,491       14,821        3,995         4,763

    Net interest income                     11,452       10,821        3,791         3,896

Provision for losses on loans                  455          712          150            75
    Net interest income after
     provision for losses on loans          10,997       10,109        3,641         3,821

Other Income
  Mortgage banking income                    2,760        1,474        1,020           330
  Gain on sale of deposits                    --            250         --            --
  Gain on sale of office premises              282         --             39          --
  Gain on sale of investments                   97          224         --              10
  Gain on sale of real estate
   acquired through foreclosure                  4         --            (21)         --
  Other operating                              543          483          185           168
    Total other income                       3,686        2,431        1,223           508

General, Administrative and Other
 Expense
  Employee compensation and benefits         4,230        3,871        1,471         1,332
  Occupancy and equipment                      947          816          346           272
  Data Processing                              336          320          112            98
  Franchise Taxes                              316          286          108           104
  Amortization of intangible assets             46           46           15            15
  Advertising                                  196          179           72            63
  Other operating                            1,556        1,216          552           377

    Total general, administrative
     and other expense                       7,627        6,734        2,676         2,261

    Earnings before federal income
     taxes                                   7,056        5,806        2,188         2,068

  Federal income taxes                       2,338        1,974          719           703

    NET EARNINGS                           $ 4,718      $ 3,832      $ 1,469       $ 1,365

  BASIC EARNINGS PER SHARE                 $  1.05      $   .86      $   .33       $   .30
  DILUTED EARNINGS PER SHARE               $  1.02      $   .84      $   .32       $   .30
  DIVIDENDS PAID PER COMMON SHARE          $ .3075      $ .2775      $ .1025       $ .0925

